UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 19, 2006
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                               China Media1 Corp.
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             (Exact name of registrant as specified in its charter)


             Nevada                 000-50193                  46-0498798
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


     142-757 West Pender Street, Suite 328, Vancouver, B.C. Canada V6C 1A1
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (778) 881-0939


    142-757 West Hastings Street, Suite 328, Vancouver, B.C. Canada V6C 1A1
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item  4.02 Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report or Completed Interim Review.

      On October 19, 2006, we received a letter (the "Letter") from Ernst & Young LLP ( "E&Y") regarding our amended Annual Report on Form 10KSB/A filed with the SEC through Edgar on October 18, 2006 (the "Filing"). The Filing included an E&Y audit report dated April 25, 2006, except for Note 6 which was as of September 29, 2006. The Letter states that E&Y did not provide its consent to the use of its audit report and that it was not in a position to provide such consent at that time. We believed, in good faith, that we had E&Y's consent to publish its audit report in the Filing, but we do not contest the content of the Letter.

      As of the date of this report, E&Y is continuing audit procedures in respect of our amended and restated financial statements for the year ended December 31, 2005. In a conference call with our President and Chief Financial Officer on October 25, 2006, E&Y indicated that we will need to make additional disclosures to our amended and restated financial statements included in the Filing regarding significant new contracts entered into subsequent to December 31, 2005, certain discussions with new management of the Guangzhou Baiyun International Airport, the validity of our contracts with them and its potential impact on other related contracts. Consequently, the audit reports in the Filing and in our original Annual Report on Form 10KSB can no longer be relied upon. We will file an amendment to the Filing disclosing the above noted matters. We provided E&Y with a copy of this Item 4.02 disclosure prior to the filing of this Report with the Commission. E&Y has provided a letter to us, dated October 27, 2006 and addressed to the Commission, which is attached hereto as Exhibit
99.2 and is hereby incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

Item  9.01 Financial Statements and Exhibits.

      (c)  Exhibits

Exhibit Number                      Description

99.1                    Letter dated October 19, 2006 from Ernst & Young LLP
99.2                    Letter dated October 26, 2006 from Ernst & Young LLP


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHINA MEDIA1 CORP.

                                        (Registrant)


Date:  October 27, 2006                 By: /s/ Ernest Cheung
                                            ----------------------
                                            Ernest Cheung, President